Commission File Number 000-__________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASS OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ASSURE DATA, INC.
             (Exact name of registrant as specified in its charter)

        Nevada                                                   06-1678089
-----------------------                                      -------------------
(State of incorporation                                       (I.R.S. Employer
    or organization)                                         Identification No.)

6680 Yosemite, Dallas, Texas                                        75214
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

                      Securities to be registered pursuant
                       to Section 12(b) of the Act: None.

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form  relates to the  registration  of class of  securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the follow box. [ ]

Securities  Act  registration  statement file number to which this form relates:
N/A.

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $0.001
                         ------------------------------
                                (Title of Class)


Dated November 2, 2006

         Information Required in Registration Statement

Item 1.  Description of Registrant's Securities to be Registered.

     The description of Registrant's securities to be registered is qualified in its entirety by reference to the Company's Articles of Incorporation ("Articles") and its Bylaws, and is incorporated into this report by reference to the "Description of Securities" contained in Registrant's Form SB-2 dated August 12, 2005, File No. 333-121347.

Item 2.  Exhibits.

     The following exhibits are incorporated herein or filed herewith:

      3.1    Articles of Incorporation (1)

      3.2    Bylaws (1)

      4.1    Form of Common Stock Certificate (1)

     10.1    Form of Data Protection Agreement (1)

     21.0    Subsidiaries of Registrant - None

     ---------------------

     (1) Incorporated by reference from the Form SB-2 dated August 12, 2005 and amendments thereto.














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

                                    SIGNATURE

     Pursuant to the requirement of Section 12 of the Securities Exchange Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  November 2, 2006                            ASSURE DATA, INC.



                                                   By: /s/ Robert M. Lisle
                                                      --------------------------
                                                      Robert M. Lisle, President

























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